Filed pursuant to Rule 497(a)
File No. 333-272168
Rule 482ad

Eagle Point Income Company Inc.
Creditflux Award Social Media Post
Post Date: May 21, 2024

LinkedIn Post

Image:

Caption:

Eagle Point Income Company (NYSE: EIC) is proud to be named “Best Public Closed-end CLO Fund” by Creditflux at their CLO Manager Award event on May 15, 2024. A record of 32 CLO fund managers and 80 CLO collateral managers submitted nominations. Thank you to our team for their dedication and commitment and to Creditflux for this recognition. #CLODebt #Income #EaglePoint

The award was won by Eagle Point Income Company Inc. (the “Company”) on May 15, 2024 as part of Creditflux’s CLO Manager Awards. The Company’s investment adviser submitted the Company’s nomination for this award. Public closed-end funds were judged using the change in value of the fund over the year accounting for share issuance and distributions. The performance data on which the Creditflux award was based represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. The Company’s prospectus contains this and other important information about the fund. Investors should read the Company’s prospectus and Securities and Exchange Commission (“SEC”) filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company.

More information on this award can be found on Creditflux’s website (www.creditflux.com).